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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 4, 2004

                                CERES GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                         0-8483              34-1017531
(State or Other Jurisdiction of      (Commission File      (I.R.S. Employer
       Incorporation)                     Number)        Identification Number)

                   17800 ROYALTON ROAD, CLEVELAND, OHIO 44136
                    (Address of principal executive offices)

                                 (440) 572-2400
              (Registrant's telephone number, including area code)


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ITEM 7.       EXHIBITS.

         Exhibit 99.1 Press Release, dated August 4, 2004, announcing earnings for the second quarter and six months ended June 30, 2004.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 4, 2004, Ceres Group, Inc. issued a press release regarding earnings for the second quarter and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CERES GROUP, INC.

                                                     /s/ Kathleen L. Mesel
                                                     ---------------------
                                                     By:  Kathleen L. Mesel
                                                     Its:   Corporate Secretary

Dated:  August 9, 2004